Furmanite Corporation QUARTER & YEAR ENDED DECEMBER 31, 2012 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

         Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2012 filed with the
Securities and Exchange Commission. One or more of these factors could affect the
Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.
Safe Harbor Statement

Furmanite Corporation QUARTER & YEAR ENDED DECEMBER 31, 2012 Charles R. Cox, Chairman & CEO 3

2012 Perspective
•
Critically Important Year for Furmanite
•
Major Change and Progress
•
Concludes Three Years of Preparation for Future
•
All Elements of Transformation Now in Place
•
EMEA Restructuring Complete
•
Q4 Revenues & Earnings Positive Indication
•
Entering 2013 Positioned for Accelerated Growth
Charles R. Cox, Chairman & CEO

Furmanite Corporation QUARTER & YEAR ENDED DECEMBER 31, 2012 Financial Review Robert S. Muff, Principal Financial Officer 5

Condensed Consolidated Statements of Income
($ in 000s except percentages and per share amounts) (Unaudited)

For the Three Months Ended
December 31,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $       93,203
100.0%
$      81,814
100.0%
$      11,389
Operating costs 64,347
69.0%
58,451
71.4%
5,896
Depreciation and amortization expense 2,571
2.8%
1,951
2.4%
620
Selling, general and administrative expense 19,352
20.8%
16,819
20.6%
2,533
Operating income, excluding restructuring costs 6,933
7.4%
4,593
5.6%
2,340
Restructuring costs 2,745
2.9%
96
0.1%
2,649
Operating income 4,188
4.5%
4,497
5.5%
(309)
Interest and other income (expense), net (235) (286) 51
Income before income taxes 3,953 4,211 (258)
Income tax (expense) benefit (2,882) 7,005 (9,887)
Net income $        1,071 $      11,216 $     (10,145)
Diluted earnings per share $          0.03 $         0.30 $       (0.27)
Adjusted diluted earnings per share* $          0.10 $         0.30 $       (0.20)
* Excludes $2.7 million  and $0.1 million of restructuring costs, net of tax for the three months ended December 31, 2012 and 2011, respectively.

Condensed Consolidated Statements of Income
($ in 000s except percentages and per share amounts)

For the Twelve Months Ended
December 31,
2012
% of
Rev
2011
% of
Rev
Change
Revenues $      326,492
100.0%
$     316,207
100.0%
$      10,285
Operating costs 231,051
70.8%
218,983
69.2%
12,068
Depreciation and amortization expense 8,889
2.7%
8,231
2.6%
658
Selling, general and administrative expense 75,463
23.1%
68,176
21.6%
7,287
Operating income, excluding restructuring costs 11,089
3.4%
20,817
6.6%
(9,728)
Restructuring costs 3,577
1.1%
366
0.1%
3,211
Operating income 7,512
2.3%
20,451
6.5%
(12,939)
Interest and other income (expense), net (1,342) (1,143) (199)
Income before income taxes 6,170 19,308 (13,138)
Income tax (expense) benefit (5,365) 4,662 (10,027)
Net income $            805 $       23,970 $     (23,165)
Diluted earnings per share $           0.02 $           0.64 $        (0.62)
Adjusted diluted earnings per share* $           0.11 $           0.65 $        (0.54)
* Excludes $3.6 million and $0.4 million of restructuring costs, net of tax for the years ended December 31, 2012 and 2011, respectively.

Condensed Consolidated Balance Sheets
($ in 000s)

December 31, December 31,
2012 2011
Cash $            33,185 $            34,524
Trade receivables, net 77,042 71,508
Inventories 31,711 26,557
Other current assets 15,355 13,171
Total current assets 157,293 145,760
Property and equipment, net 42,243 34,060
Other assets 32,092 27,412
Total assets $         231,628 $         207,232
Total current liabilities $            50,439 $            41,999
Total long-term debt 39,609 31,051
Other liabilities 22,501 15,293
Total stockholders' equity 119,079 118,889
Total liabilities and
stockholders' equity $        231,628 $        207,232

Condensed Consolidated Statements of Cash Flows
($ in 000s)

For the Years Ended
December 31,
2012 2011
Net income $         805 $     23,970
Depreciation, amortization and other non-cash items 14,741 921
Working capital changes (669) (17,003)
Net cash provided by operating activities 14,877 7,888
Capital expenditures (9,286) (6,450)
Acquisition of businesses, net of cash acquired (12,540)    (4,073)
Payments on debt (34,191) (207)
Proceeds from issuance of debt 39,300 –
Other, net 129 407
Effect of exchange rate changes on cash 372 (211)
Decrease in cash and cash equivalents (1,339) (2,646)
Cash and cash equivalents at beginning of year 34,524 37,170
Cash and cash equivalents at end of year $      33,185 $       34,524

Furmanite Corporation QUARTER & YEAR ENDED DECEMBER 31, 2012 Operations Review Joseph E. Milliron, President and Chief Operating Officer 10

As of December 31, 2012

Global Service Network
The
Americas
827 technicians
56% of YTD revenues
30 locations
378 technicians
33% of YTD revenues
30 locations
132 technicians
11% of YTD revenues
15 locations
EMEA
APAC

Total Americas EMEA APAC
On-line Services  4
th
Qtr. 2012 $   36,200 $   20,730 $    12,220 $    3,250
On-line Services  4
th
Qtr. 2011 34,410 18,462 12,220 3,728
Variance $    1,790 $    2,268     $      (478)
On-line Services  YTD 2012 $   126,819 $   69,734 $    42,221 $   14,864
On-line Services  YTD 2011 124,836 67,139 43,909 13,788
Variance $      1,983 $    2,595     $   1,076
Business and Geographic Data – On-line¹ Services Revenues
($ in 000’s) (Unaudited)
1
Formerly referred to as under-pressure services
$
$
–
(1,688)

Business and Geographic Data – Off-line¹ Services Revenues
($ in 000’s) (Unaudited)

1
Formerly referred to as turnaround services
Total Americas EMEA APAC
Off-line Services 4
th
Qtr. 2012 $    42,561 $    25,713 $    12,038 4,810
Off-line Services 4
th
Qtr. 2011 34,622 18,632 11,110 4,880
Variance $      7,939
Off-line Services  YTD 2012 $   146,013 $    83,430 $    42,783 $    19,800
Off-line Services  YTD 2011 137,883 66,785 50,147 20,951
Variance $      8,130       (1,151)
928
$
(70)
$
(7,364)
$
$
$
$
16,645
7,081
$

To safely and ethically establish
Furmanite as the World leader in all our
Service Lines by 2014, through
Innovation, Global Teamwork, Market
Dominance, Project Excellence and
Customer Service Perfection.
“The World Leader in All Service Lines by
2014”

Furmanite Vision

Furmanite Corporation Review of 4Q 2012 March 8, 2013 www.furmanite.com 15